1 WSFS Financial Corporation 2Q 2025 Earnings Release Supplement July 2025 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders. Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including volatile market conditions and uncertain economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including potential recessionary and other unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2024, and Form 10-Q for the quarter ended March 31, 2025, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix.

Financial Highlights

WSFS Financial Corporation

$ in millions (except per share amounts)	Reported			Core[1]		
	2Q25	1Q25	2Q24	**2Q25**	1Q25	2Q24
EPS	**$1.27**	$1.12	$1.16	**$1.27**	$1.13	$1.08
ROA	**1.39%**	1.29%	1.34%	**1.38%**	1.29%	1.25%
Net Income[2]	**$72.3**	$65.9	$69.3	**$72.1**	$66.1	$64.8
PPNR[1]	**$108.2**	$104.3	$110.3	**$107.8**	$104.6	$104.5
ROTCE[1]	**18.08%**	16.91%	20.08%	**18.03%**	16.97%	18.83%
NIM[3]	**3.89%**	3.88%	3.85%	**3.89%**	3.88%	3.85%
Fee Revenue $	**$88.0**	$80.9	$91.6	**$88.0**	$80.9	$86.0
Fee Revenue %[3]	**32.8%**	31.5%	34.4%	**32.8%**	31.5%	33.0%
Efficiency Ratio	**59.5%**	59.2%	58.5%	**59.6%**	59.0%	59.8%
ACL Ratio[4]	**1.43%**	1.43%	1.51%	**1.43%**	1.43%	1.51%
CET1[5]	**14.07%**	14.10%	13.29%	**14.07%**	14.10%	13.29%

- Core ROA of 1.38%, up 9bps QoQ, and Core PPNR of $107.8mm, up 3% QoQ
- Core Fee Revenue[1] of $88.0mm; up 9% QoQ and up 2% YoY
  - Wealth and Trust up 17% YoY
- NIM of 3.89%, up 1bp QoQ, reflecting deposit repricing actions and continued wholesale funding optimization, partially offset by lower loan yields primarily due to the Upstart sale
  - NIM grew 4bps YoY while absorbing 100bps of interest rate declines
- Returned $149.9mm of capital to shareholders YTD, including $131.5mm from share repurchases
- Announced the sale of $98.1mm of Upstart loans, which accelerates the disposition of this runoff portfolio

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] This constitutes net income attributable to WSFS; excludes net income attributable to noncontrolling interest
[3] Tax-equivalent
[4] Reflects ACL on loans and leases over the amortized cost of the total portfolio
[5] Capital ratios reflect corporate-level metrics

3

4 Net Interest Margin Trends 3.89% NIM reflects continued deposit repricing actions, partially offset by lower loan yields 1 Includes noninterest and interest-bearing; interest-bearing deposits include demand, money market, savings, and time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are based on cumulative client deposit costs for the down-cycle rate (September 2024 start); assumes Fed Funds of 4.50% 4 Betas are the average of the last month in a respective quarter 2Q25 NIM up 1bp QoQ to 3.89% • Reduced total funding cost by 9bps, driven by 8bps decline in total client deposit cost during 2Q • Client deposit cost of 1.63% • Client deposit costs decreased primarily due to increase in noninterest deposits as well as continued deposit repricing 38% 43% 27% 36% 0% 15% 30% 45% 60% 1Q25 2Q25 Interest-Only Total Down-cycle Deposit Betas3,4 1.89% 1.95% 1.83% 1.71% 1.63% 2.09% 2.15% 1.92% 1.77% 1.68% 7.03% 7.01% 6.72% 6.60% 6.54% 2.0% 3.2% 4.4% 5.6% 6.8% 8.0% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2Q24 3Q24 4Q24 1Q25 2Q25 Lo an Y ie ld (% ) Cl ie nt D ep os it Co st (% ) Client Deposit Cost Total Funding Cost Total Loans Ex PAA Yield Average Deposit Cost and Loan Yield 1 2 3.80% 3.88% 3.89% 3.25% 3.45% 3.65% 3.85% 4.05% 4Q24 1Q25 2Q25 Net Interest Margin

5 Loan Portfolio Highlights C&I loans up 7% quarter-over-quarter annualized; strong momentum in Mortgage and WSFS Consumer loans 1 Includes new loans, existing new funding, in process, and net line activity. Excludes reclasses, HFS, purchase accounting mark/unearned changes, and Commercial leases 2 C&I loans includes owner-occupied real estate ($ in millions) Jun 2025 Mar 2025 Jun 2024 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth C & I Loans2 $4,731 $4,651 $4,599 $80 7% $132 3% Commercial Mortgages (CRE) 3,911 3,982 4,035 (71) (7%) (124) (3%) Construction Loans 858 869 879 (11) (5%) (21) (2%) Commercial Leases 630 636 644 (6) (4%) (14) (2%) Total Commercial Loans $10,130 $10,138 $10,157 ($8) (0%) ($27) (0%) Residential Mortgage (HFS/HFI) 1,016 992 936 24 10% 80 9% Consumer Loans - WSFS 959 907 861 52 23% 98 11% Consumer Loans - Partnership 1,047 1,126 1,245 (79) (28%) (198) (16%) Total Gross Loans $13,152 $13,163 $13,199 ($11) (0%) ($47) (0%) EOP Loans - QoQ and YoY Commercial: • Line utilization of 37.6%, down from 38.1% prior quarter • 90-day weighted average pipeline remains stable at ~$260mm (higher than PY levels) Consumer: • Residential mortgage and WSFS-originated consumer loans grew 16% QoQ annualized • HELOC balances grew 8% QoQ, driven by significant uptick in originations in the newly combined Home Lending business $146 $143 $162 $143 $217 $113 $66 $60 $43 $29 $143 $113 $118 $108 $160 $402 $321 $340 $295 $406 - $50 $100 $150 $200 $250 $300 $350 $400 $450 2Q24 3Q24 4Q24 1Q25 2Q25 C&I CRE Construction Commercial Loans: New Fundings ($mm)1

6 Deposit Highlights • $242mm (6% annualized) increase in ending client deposits QoQ • Driven by noninterest deposit growth in Trust, partially offset by declines in Commercial and seasonal municipal deposits • $830mm (5%) increase in ending client deposits YoY, driven by growth within Trust, Consumer, and Commercial • 51% of average client deposits are coming from Commercial, Small Business, and Wealth and Trust Strong growth in total and noninterest deposit balances while driving repricing actions Consumer 48% Commercial 24% Small Business 11% Trust 11% Wealth 5% Other 1% Average Client Deposits By Business Line 12% 13% 12% 12% 12% 41% 40% 40% 41% 40% 17% 17% 17% 17% 16% 30% 30% 31% 30% 32% 0% 20% 40% 60% 80% 100% 2Q24 3Q24 4Q24 1Q25 2Q25 Noninterest Interest-bearing Savings/MM Time Average Total Client Deposit Mix ($ in millions) Jun 2025 Mar 2025 Jun 2024 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth Noninterest Demand $5,306 $4,947 $4,783 $359 29% $523 11% Interest-bearing Demand 2,806 2,882 2,812 (76) (11%) (6) (0%) Savings 1,452 1,463 1,537 (11) (3%) (85) (6%) Money Market 5,471 5,487 5,175 (16) (1%) 296 6% Total Core Deposits $15,035 $14,779 $14,307 $256 7% $728 5% Time Deposits 2,086 2,100 1,984 (14) (3%) 102 5% Total Client Deposits $17,121 $16,879 $16,291 $242 6% $830 5% EOP Deposits by Product - QoQ and YoY

7 $17 $17 $20 $31 $24 $24 $38 $40 $44 $86 $81 $88 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2Q24 1Q25 2Q25 Co re F ee R ev en ue ($ m m ) Banking Cash Connect Wealth and Trust2 Core Fee Revenue1 32.8% Core Fee Revenue ratio1 driven by strong performance in Wealth and Trust 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees ® Core fee revenue up 9% QoQ and up 2% YoY Wealth and Trust (+17% YoY) Bryn Mawr Trust® 37% BMT of DE 18% WSFS Institutional Services 45% Institutional Services up 39% YoY as Corporate Trust grew new accounts, captured market share, and drove higher deal flow Private Wealth Management up 2% YoY as tax services and market-related appreciation were partially offset by outflows associated with client spending Bryn Mawr Trust of Delaware up 7% YoY due to new accounts and higher volume

8 10.86% 10.24% 12.77% 8.62% 3.21% 0.80% 3.09% 1.81% 14.07% 11.04% 15.86% 10.43% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported ($9.29) $30.32 ($20) ($10) $0 $10 $20 $30 $40 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 4Q24 2Q25 TBV3 and AOCI per Share AOCI/share TBV/share Capital All capital ratios remain significantly above “well-capitalized” 2Q25 Capital Ratios including Effective AOCI Impact1,2,3 1 Effective AOCI ($625.1mm) includes AFS and unrecognized fair value of HTM as of June 30, 2025; reported AOCI of ($522.2mm) 2 Capital ratios reflect corporate-level metrics 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 • Tangible book value (TBV) of $30.32 per share includes a negative impact of $9.29 per share related to Reported AOCI1 • 20% YoY growth in TBV per share • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 10.43% when considering Effective AOCI 3

9 $36.7 $35.8 $18.4 $51.8 $95.4 $131.5 $88.5 $131.2 $149.9 $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 2023 2024 YTD25 M ill io ns Dividend Repurchases Medium-Term Operating Target 12.22% 13.17% 13.81% 14.10% 14.07% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2022 2023 2024 1Q25 2Q25 Capital Return Framework Repurchased 1.6mm shares or 2.7% of outstanding shares in 2Q25 Total Capital Returned to ShareholdersCET1 Trend1 1 Capital ratios reflect corporate-level metrics CET1 medium-term target of ~12% >100% of YTD net income returned to shareholders

10 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 4 Effective AOCI ($625.1mm) AFS and unrecognized fair value of HTM as of June 30, 2025; assumes all securities, including HTM, are sold at market prices • Targeting 18% - 20% of total assets over time • Forecasting P&I cash flows of $1bn+ over the next 24 months • Anticipated cash flows could fund ~3.5% annualized loan growth • Reported AOCI improved $27.3mm or 5.0% quarter-over-quarter Investments Investment Portfolio1 $4.49bn % of Total Assets 22% Portfolio Duration2 6.2yrs Portfolio Yield2 2.37% Agency MBS/Notes % >95% Reported AOCI ($522.2mm) Effective AOCI3,4 ($625.1mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.49bn $1.00bn $643 $500 $625 $549 $522 $0 $150 $300 $450 $600 $750 2Q24 3Q24 4Q24 1Q25 2Q25 M ill io ns Reported AOCI Trend

11 $160 $170 $180 $190 $200 $210 3/31/2025 Net Loan Growth (ex. Upstart) Specific Reserves Upstart Forecast/ Migration/ Other 6/30/2025 ACL Ratio 2Q 2025 ACL ($mm) $186 1 Reflects ACL on loans and leases over the amortized cost of the total portfolio 2 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information Loan & Leases ACL Overview ACL and Coverage Ratio by Segment 2Q 2025 ACL Commentary 1.43% • ACL coverage ratio1 of 1.43%; 1.56% including estimated remaining credit mark on acquired loan portfolios2 • Coverage ratio flat QoQ; runoff and sale of Upstart portfolio offset by additional reserves in two previously identified nonperforming loans • FY GDP forecast of 1.5% in 2025 and 1.8% in 20263 • FY Unemployment forecast of 4.3% in 2025 and 4.4% in 202631.43% 1.33% 1.70% 1.43% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2Q21 2Q22 2Q23 2Q24 2Q25 ACL % By Portfolio and Total1 Commercial Consumer and Leasing Total ACL%5 3 Source: Oxford Economics as of June 2025 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing $188 $5 $6 ($11) ($2) ($ millions) $ % $ % $ % C&I4 $56.5 2.14% $50.7 1.90% $52.1 1.90% Owner Occupied - R/E $9.7 0.50% $8.4 0.43% $8.6 0.44% CRE Investor $46.8 1.16% $49.8 1.25% $54.8 1.40% Construction4 $9.2 1.05% $9.7 1.12% $10.7 1.25% Resi Mortgage $5.1 0.56% $5.7 0.59% $5.8 0.60% Leases $16.2 2.51% $17.1 2.69% $18.3 2.90% HELOC & HEIL $9.2 1.29% $10.3 1.34% $11.5 1.41% Consumer Partnerships $42.8 3.44% $33.1 2.93% $21.7 2.26% Other $2.8 1.88% $2.7 1.95% $2.8 2.03% TOTAL $198.3 1.51% $187.5 1.43% $186.3 1.43% June 30, 2024 March 31, 2025 June 30, 2025

12 $39 $50 $77 $85 $87 $38 $84 $29 $43 $54 $12 $14 $16 $20 $17 $89 $148 $122 $148 $158 0.68% 1.11% 0.92% 1.13% 1.22% 0.00% 0.30% 0.60% 0.90% 1.20% $0 $50 $100 $150 $200 $250 2Q24 3Q24 4Q24 1Q25 2Q25 M ill io ns Non-accruing Accruing Govt. Guaranteed Ed. % of Gross Loans Asset Quality Metrics1 Problem Assets Nonperforming Assets (NPA) Delinquencies (DLQ) Net Charge-offs (NCO) $629 $722 $645 $684 $683 4.76% 5.40% 4.87% 5.19% 5.19% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 2Q24 3Q24 4Q24 1Q25 2Q25 M ill io ns Problem Assets % of Gross Loans $9 $14 $6 $21 $4 $1 $1 $1 $1 $5 $4 $4 $3 $5 0.44% 0.58% 0.31% 0.76% 0.30% 0.00% 0.20% 0.40% 0.60% 0.80% $0 $7 $14 $21 $28 $35 2Q24 3Q24 4Q24 1Q25 2Q25 M ill io ns Commercial Consumer Upstart % of Avg. Gross Loans $65 $91 $127 $117 $106 0.32% 0.44% 0.61% 0.57% 0.51% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% $0 $25 $50 $75 $100 $125 $150 2Q24 3Q24 4Q24 1Q25 2Q25 M ill io ns Nonperforming Assets % of Total Assets • NPA: Decreased 6bps QoQ • Driven by the payoff of a C&I loan with no additional losses • DLQ: Increased 9bps QoQ • Accruing DLQ increased by $10mm, of which $6mm from one relationship was fully paid-off in July • NCO: Decreased 46bps QoQ • 14bps NCO when excluding the Upstart portfolio, which was largely divested in July • Commercial excluding NewLane was <1bp 2Q 2025 Performance 1 Excludes impacts from accounts receivable 2 Includes fully government guaranteed and 98% government guaranteed student loans 3 Includes NewLane 4 Average gross loans net of unearned income, excluding loans held-for-sale 3 4 2 <$1

2025 Core Outlook - Update

	Original FY Outlook[1]	Updated FY Outlook[1]
ROA[2]	+/-1.25%	+/-1.30%
Loan Growth	Mid-single digit growth in Commercial; Consumer flat	Low-single digit Commercial; Consumer flat excluding Upstart
Deposit Growth	Low-single digit growth	Low-single digit growth
Net Interest Margin	+/-3.80%	+/-3.85%
Fee Revenue Growth	Mid-single digit growth; double-digit in Wealth & Trust	Low-single digit growth; double-digit in Wealth & Trust
Net Charge-offs	0.35% - 0.45%; ~5bps related to Upstart	0.35% - 0.45% (Excluding all Upstart impacts)
Efficiency Ratio	+/-60%	+/-60%
	Assumed one 25bp rate cut in June and FY GDP growth of 2.6% in 2025	*Assumes two 25bp rate cuts (Sept and Dec) and FY GDP growth of 1.5% in 2025*

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy

[2] 24% effective tax rate assumed; unchanged from original outlook

13

14 Non-GAAP Financial Information Appendix:

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gains on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gains on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core Net Revenue (tax-equivalent) is a non-GAAP measure that adjusts core net revenue to include the impact of tax-equivalent income; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, and corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Tangible common equity including effective AOCI is a non-GAAP measure that adjusts tangible common equity to include effective AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expenses; • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; and • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended June 30, 2025	March 31, 2025	June 30, 2024
Net interest income (GAAP)	$ 179,495	$ 175,216	$ 174,449
Core net interest income (non-GAAP)	$ 179,495	$ 175,216	$ 174,449
Noninterest income (GAAP)	$ 88,009	$ 80,897	$ 91,598
Less: Realized gain on sale of equity investment, net	18	—	2,130
Less: Visa derivative valuation adjustment	—	—	3,434
Core fee revenue (non-GAAP)	$ 87,991	$ 80,897	$ 86,034
Core net revenue (non-GAAP)	$ 267,486	$ 256,113	$ 260,483
Core net revenue (non-GAAP) (tax-equivalent)	$ 267,972	$ 256,568	$ 260,900
Noninterest expense (GAAP)	$ 159,343	$ 151,795	$ 155,768
Plus: FDIC special assessment	—	—	(383)
(Plus)/less: Corporate development expense	(329)	59	158
Less: Restructuring expense	—	260	—
Core noninterest expense (non-GAAP)	$ 159,672	$ 151,476	$ 155,993
Core efficiency ratio (non-GAAP)	59.6 %	59.0 %	59.8 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	32.8 %	31.5 %	33.0 %

(dollars in thousands, except per share data)	Three Months Ended June 30, 2025	March 31, 2025	June 30, 2024
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 20,763,292	$ 20,548,950	$ 20,744,530
Less: Goodwill and other intangible assets	977,546	983,882	996,181
Total tangible assets (non-GAAP)	$ 19,785,746	$ 19,565,068	$ 19,748,349
Total stockholders' equity of WSFS (GAAP)	$ 2,682,728	$ 2,671,614	$ 2,489,580
Less: Goodwill and other intangible assets	977,546	983,882	996,181
Total tangible common equity (non-GAAP)	$ 1,705,182	$ 1,687,732	$ 1,493,399
Equity to asset ratio (GAAP)	12.92 %	13.00 %	12.00 %
Tangible common equity to tangible assets ratio (non-GAAP)	8.62 %	8.63 %	7.56 %

(dollars in thousands)	Three Months Ended June 30, 2025
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 445,065
Unrealized losses on securities transferred from AFS to HTM	69,950
Unrecognized fair value on HTM securities	110,080
Effective AOCI (non-GAAP)	$ 625,095
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.43 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.13
Coverage ratio including the estimated remaining credit marks (non-GAAP)	1.56 %

16

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended June 30, 2025	March 31, 2025	June 30, 2024
GAAP net income attributable to WSFS	**$ 72,326**	$ 65,896	$ 69,273
Plus/(less): Pre-tax adjustments[1]	**(347)**	319	(5,789)
(Plus)/less: Tax impact of pre-tax adjustments	**149**	(78)	1,273
Adjusted net income (non-GAAP) attributable to WSFS	**$ 72,128**	$ 66,137	$ 64,757
Net income (GAAP)	**$ 72,221**	$ 65,867	$ 69,208
Plus: Income tax provision	**23,319**	21,101	21,257
Plus: Provision for credit losses	**12,621**	17,350	19,814
PPNR (Non-GAAP)	**108,161**	104,318	110,279
Plus/(less): Pre-tax adjustments[1]	**(347)**	319	(5,789)
Core PPNR (Non-GAAP)	**$ 107,814**	$ 104,637	$ 104,490
GAAP return on average assets (ROA)	**1.39 %**	1.29 %	1.34 %
Plus/(less): Pre-tax adjustments[1]	**(0.01)**	0.01	(0.11)
(Plus)/less: Tax impact of pre-tax adjustments	**—**	(0.01)	0.02
Core ROA (non-GAAP)	**1.38 %**	1.29 %	1.25 %
Earnings per share (diluted)(GAAP)	**$ 1.27**	$ 1.12	$ 1.16
Plus/(less): Pre-tax adjustments[1]	**(0.01)**	0.01	(0.10)
(Plus)/less: Tax impact of pre-tax adjustments	**0.01**	—	0.02
Core earnings per share (non-GAAP)	**$ 1.27**	$ 1.13	$ 1.08

[1] Pre-tax adjustments include realized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expense

17

18 Appendix: Non-GAAP Financial Information Three Months Ended Three Months Ended (dollars in thousands) June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 March 31, 2025 June 30, 2024 Calculation of return on average tangible common equity: Calculation of core return on average tangible common equity: GAAP net income attributable to WSFS $ 72,326 $ 65,896 $ 69,273 Adjusted net income (non-GAAP) attributable to WSFS $ 72,128 $ 66,137 $ 64,757 Plus: Tax effected amortization of intangible assets 2,946 2,945 3,007 Plus: Tax effected amortization of intangible assets 2,946 2,945 3,007 Net tangible income (non-GAAP) $ 75,272 $ 68,841 $ 72,280 Core net tangible income (non-GAAP) $ 75,074 $ 69,082 $ 67,764 Average stockholders' equity of WSFS $ 2,652,257 $ 2,637,354 $ 2,446,371 Net average tangible common equity $ 1,669,724 $ 1,650,616 $ 1,447,432 Less: Average goodwill and intangible assets 982,533 986,738 998,939 Core return on average equity (non-GAAP) 10.91% 10.17% 10.65 % Net average tangible common equity $ 1,669,724 $ 1,650,616 $ 1,447,432 Core return on average tangible common equity (non-GAAP) 18.03% 16.97% 18.83 % Return on average equity (GAAP) 10.94% 10.13% 11.39 % Return on average tangible common equity (non-GAAP) 18.08% 16.91% 20.08%

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Calculation of tangible common book value per share:									
Total stockholders' equity of WSFS (GAAP)	**$ 2,682,728**	$ 2,671,614	$ 2,589,752	$ 2,678,264	$ 2,489,580	$ 2,473,481	$ 2,477,636	$ 2,242,795	$ 2,314,659
Less: Goodwill and other intangible assets	**977,546**	983,882	988,160	992,163	996,181	1,000,344	1,004,560	1,008,472	1,004,278
Total tangible common equity (non-GAAP)	**1,705,182**	1,687,732	1,601,592	1,686,101	1,493,399	1,473,137	1,473,076	1,234,323	1,310,381
Shares outstanding (000s)	**56,235**	57,693	58,657	59,033	59,261	60,084	60,538	60,728	61,093
Tangible common book value per share (non-GAAP)	**$ 30.32**	$ 29.25	$ 27.30	$ 28.56	$ 25.20	$ 24.52	$ 24.33	$ 20.33	$ 21.45

(dollars in thousands, except per share data)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Calculation of tangible common book value per share:								
Total stockholders' equity of WSFS (GAAP)	$ 2,306,362	$ 2,205,113	$ 2,103,593	$ 2,315,360	$ 2,520,463	$ 1,939,099	$ 1,908,895	$ 1,884,054
Less: Goodwill and other intangible assets	1,008,250	1,012,232	1,016,413	1,019,857	1,032,189	547,231	549,352	551,951
Total tangible common equity (non-GAAP)	1,298,112	1,192,881	1,087,180	1,295,503	1,488,274	1,391,868	1,359,543	1,332,103
Shares outstanding (000s)	61,387	61,612	61,949	63,587	64,735	47,609	47,548	47,535
Tangible common book value per share (non-GAAP)	$ 21.15	$ 19.36	$ 17.55	$ 20.37	$ 22.99	$ 29.24	$ 28.59	$ 28.02

19

20 Appendix: Non-GAAP Financial Information As of March 31, (dollars in thousands) 2025 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,254,661 Less: Effective AOCI (non-GAAP) 625,095 Adjusted common equity tier 1 capital (non-GAAP) $ 1,629,566 Risk Weighted Assets (GAAP) $ 16,026,496 Less: Debt securities 1,016,245 Adjusted Risk Weighted Assets (non-GAAP) $ 15,010,251 Common equity Tier 1 capital (GAAP) 14.07 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 10.86 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,254,661 Less: Effective AOCI (non-GAAP) 625,095 Adjusted Tier 1 capital (non-GAAP) $ 1,629,566 Average assets (Corp) (GAAP) $ 20,428,926 Less: Average debt securities 4,515,211 Adjusted average assets (non-GAAP) $ 15,913,715 Tier 1 leverage (GAAP) 11.04 % Adjusted Tier 1 leverage (non-GAAP) 10.24 % As of March 31, (dollars in thousands) 2025 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,541,461 Less: Effective AOCI (non-GAAP) 625,095 Adjusted total risk-based capital (non-GAAP) $ 1,916,366 Risk Weighted Assets (GAAP) $ 16,026,496 Adjusted Risk Weighted Assets (non-GAAP) 15,010,251 Total risk-based capital (GAAP) 15.86 % Adjusted total risk-based capital ratio (non-GAAP) 12.77 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 19,785,746 Less: Investment securities, AFS & HTM 4,489,123 Total adjusted tangible assets (non-GAAP) $ 15,296,623 Total tangible common equity (non-GAAP) $ 1,705,182 Less: Unrecognized fair value on HTM securities 110,080 Total adjusted tangible common equity (non-GAAP) $ 1,595,102 Tangible common equity to tangible assets ratio (non-GAAP) 8.62 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 10.43%